SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 18, 2006
AFS SenSub Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-130439	88-0475154

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

c/o AmeriCredit Financial Services, Inc.	76102

Attention: J. Michael May, Esq.	(Zip Code)
801 Cherry Street, Suite 3900
Fort Worth, Texas
(Address of Principal Executive Offices)
Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The consolidated financial statements of Financial Guaranty Insurance Company (“FGIC”) and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to AmeriCredit Automobile Receivables Trust 2006-B-G, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.
     In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
          23.1 Consent of Independent Registered Public Accounting Firm.
          99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 (see Exhibit 99.1 to Form 8-K filed on September 12, 2006, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).
          99.2 Consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005 (see Exhibit 99.2 to Form 8-K filed on September 12, 2006, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).

          SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFS SENSUB CORP.

By: /s/ J. Michael May
	Name:	J. Michael May
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: September 18, 2006

3

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated financial statements of Financial Guaranty Insurance Company and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 (see Exhibit 99.1 to Form 8-K filed on September 12, 2006, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).

99.2	Consolidated financial statements of Financial Guaranty Insurance Company and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005 (see Exhibit 99.2 to Form 8-K filed on September 12, 2006, in connection with Registration Statement No. 333-130439, which is incorporated by reference herein).

4